EXHIBIT 10.6

Revolving Line of Credit Agreement

Borrower:   DVS Korea Co., Ltd.
196 Kumkok Dong, Boon Dang Gu, Sung Nam City, Kyunggi Province
Mr. Song Sim, CEO

Lender:   Woori Bank (Previously Hanvit Bank)

Principal (Limit on the Line of Credit): 380,000,000 Korean Won

Purpose of the Loan: Overdraft

This Revolving Line of Credit dated May 12, 2004, is made and executed between DVS Korea Co., Ltd.("Borrower") and Woori Bank ("Lender") on the following terms and conditions.

Borrower understands and agrees that in granting, renewing, or extending any loan, Lender is relying upon Borrower's representation, warranties, and agreements as set forth in this Agreement; the granting, renewing, or extending of any loan by lender at times shall be subject to Lender's sole judgment and discretion; and all such loans shall be and remain subject of the terms and conditions of this Agreement.

Term

This Agreement shall be effective as of May 12, 2004, and shall continue in full force and effect until May 3, 2005.

Interest Rate

The annual interest rate on this Agreement is fixed rate of 12.0%. The annual interest rate for this Agreement is computed on a 365 day basis; that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

Description Collateral

  Installment Savings Deposit of 2,205,000,000 Korean Won covering all the credit provided by Lender.

In addition, Borrower shall provide to Lender a blank draft. Lender may submit to the Borrower's bank the draft for full payment of unpaid principal and accrued interest when Borrower fails to make payment in accordance with the terms of this Agreement.

Late Charge and Interest After Default

Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay accrued interest, monthly payment, outstanding principal balance on final maturity date, and excess draw on the account, Lender will adjust annual interest rate to 19% and applied to past due, if any.

Payment

Borrower will pay this loan in full of all outstanding principal plus all accrued interest on the maturity date. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date.

Cessation of Advances

If Lender has made any commitment to make any Loan to Borrower under this Agreement, Lender has right to reduce the Loan limit or shall have no obligation make Loan Advances or to disburse Loan proceeds, if: (i) there occurs a material adverse change in financing community; or (ii) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan. If Lender decides to reduce the Loan limit and Borrower's outstanding loan exceeds such new limit, excess is due immediately upon demand of Lender.

Letter of Credit Commitment Agreement

Borrower:   DVS Korea Co., Ltd.
196 Kumkok Dong, Boon Dang Gu, Sung Nam City, Kyunggi Province
Mr. Song Sim, CEO

Lender:   Woori Bank (Previously Hanvit Bank)

Limit: $2,400,000 USD

Purpose of the Loan: USANCE (Term) Letter of Credit

This Letter of Credit Commitment Agreement dated June 15, 2004, is made and executed between DVS Korea Co., Ltd.("Borrower") and Woori Bank ("Lender") on the following terms and conditions.

Borrower understands and agrees that in granting, renewing, or extending any loan, Lender is relying upon Borrower's representation, warranties, and agreements as set forth in this Agreement; the granting, renewing, or extending of any loan by lender at times shall be subject to Lender's sole judgment and discretion; and all such loans shall be and remain subject of the terms and conditions of this Agreement.

Term

This Agreement shall be effective as of June 15, 2004, and shall continue in full force and effect until February 24, 2005.

Description Collateral

  Installment Savings Deposit of 2,205,000,000 Korean Won covering all the credit provided by Lender.

In addition, Borrower shall provide to Lender a blank draft. Lender may submit to the Borrower's bank the draft for full payment of unpaid principal and accrued interest when Borrower fails to make payment in accordance with the terms of this Agreement.

Furthermore, Borrower grant Lender a security interest in all property at any time shipped under, or pursuant to, or in connection with the Letter of Credit or anyway related thereto, or to the drafts drawn thereunder, whether or not Borrower receives the documents covering such property or release the same to Lender on trust receipt and also in and to all shipping documents, warehouse receipts, policies or certificates of insurance and other documents or liability to Borrower at any time existing under or with reference to the Letter of Credit of this agreement .

Interest Rate

The annual interest rate on this Agreement is variable. It changes day to day based on Lender's cost of fund negotiated with lending foreign banks. The annual interest rate for this Agreement is computed on a 365 day basis; that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

Late Charge and Interest After Default

Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay accrued interest, monthly payment, outstanding principal balance on final maturity date, and excess draw on the account, Lender will adjust annual interest rate to 19% and applied to past due, if any.

Payment

Borrower shall pay the outstanding principal plus all accrued interest of each payment made by Lender to beneficiary bank(s) designated by Borrower on behalf of Borrower with the terms prescribed on the Application for Commercial Letter of Credit or other trade related documents. However, Lender has the sole right to extend the terms if necessary.

As to drafts or acceptances under or purporting to be under the Letter of Credit, which are payable in foreign currency, Borrower may pay Lender in Korean Won at the current rate of exchange in Korea for cable transfer to the place of payment in the currency of the draft.

Cessation of Advances

If Lender has made any commitment to make any Loan to Borrower under this Agreement, Lender has right to reduce the Loan limit or shall have no obligation make Loan Advances or to disburse Loan proceeds, if: (i) there occurs a material adverse change in financing community; or (ii) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan. If Lender decides to reduce the Loan limit and Borrower's outstanding loan exceeds such new limit, excess is due immediately upon demand of Lender.

Fees

Borrower shall pay Lender, on demand, commission and all charges and expenses paid or incurred, earned by Lender in connection wherewith, and interest where chargeable.

Change in Terms Agreement

Woori Bank has made a line of credit evidenced by the Agreement dated June 15, 2004, in the original amount of $2,400,000 USD.

Date of Agreement:

November 24, 2004

Description of changes in Terms

Maturity date is changed from November 24, 2004 to February 24, 2005.

Revolving Line of Credit Agreement

Borrower:   DVS Korea Co., Ltd.
196 Kumkok Dong, Boon Dang Gu, Sung Nam City, Kyunggi Province
Mr. Song Sim, CEO

Lender:   Woori Bank (Previously Hanvit Bank)

Principal (Limit on the Line of Credit): 3,200,000,000 Korean Won

Purpose of the Loan: International Trade Financing

This Revolving Line of Credit dated June 11, 2004,, is made and executed between DVS Korea Co., Ltd.("Borrower") and Woori Bank ("Lender") on the following terms and conditions.

Borrower understands and agrees that in granting, renewing, or extending any loan, Lender is relying upon Borrower's representation, warranties, and agreements as set forth in this Agreement; the granting, renewing, or extending of any loan by lender at times shall be subject to Lender's sole judgment and discretion; and all such loans shall be and remain subject of the terms and conditions of this Agreement.

Term

This Agreement shall be effective as of June 11, 2004, and shall continue in full force and effect until February 24, 2005.

Interest Rate

The annual interest rate on this Agreement is variable. It changes day to day based on Lender's cost of fund negotiated with lending foreign banks. The annual interest rate for this Agreement is computed on a 365 day basis; that is, by applying the ratio of the annual interest rate over a year of 365 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.

Description Collateral

  Installment Savings Deposit of 2,205,000,000 Korean Won covering total credit provided by Lender.

In addition, Borrower shall provide to Lender a blank draft. Lender may negotiate with the Borrower's bank upon which the draft was drawn for full payment of unpaid principal and accrued interest if Borrower fails to make payment in accordance with the terms of this Agreement.

Furthermore, Borrower grant Lender a security interest in all property at any time shipped under, or pursuant to, or in connection with the Letter of Credit or anyway related thereto, or to the drafts drawn thereunder, whether or not Borrower receives the documents covering such property or release the same to Lender on trust receipt and also in and to all shipping documents, warehouse receipts, policies or certificates of insurance and other documents or liability to Borrower at any time existing under or with reference to the Letter of Credit of this agreement .

Late Charge and Interest After Default

Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay accrued interest, monthly payment, outstanding principal balance on final maturity date, and excess draw on the account, Lender will adjust annual interest rate to 19% and applied to past due, if any.

Payment

Borrower will pay this loan in full of all outstanding principal plus all accrued interest on the maturity date. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date determined at the time of advance.

Cessation of Advances

If Lender has made any commitment to make any Loan to Borrower under this Agreement, Lender has right to reduce the Loan limit or shall have no obligation make Loan Advances or to disburse Loan proceeds, if: (i) there occurs a material adverse change in financing community; or (ii) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan. If Lender decides to reduce the Loan limit and Borrower's outstanding loan exceeds such new limit, excess is due immediately upon demand of Lender.

Advances

Advances under this Agreement shall be requested pursuant to the forms and procedures prescribed by Lender.

Fees on Unused Portion of Line of Credit Limit

Lender will charge prevailing fees on unused portion of the line of credit limit provided to Borrower.

Fees

Borrower shall pay Lender, on demand, commission and all charges and expenses paid or incurred, earned by Lender in connection wherewith, and interest where chargeable.